UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

____________________________________________________________
MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________________

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851
(Address of principal executive offices) (Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On January 31, 2024, Matthews International Corporation (the “Corporation”) entered into a Fifth Amendment (the “Fifth Amendment”) to the Third Amended and Restated Loan and Security Agreement (as amended, the “Credit Agreement”) by and among the Corporation and the banks party thereto (the “Credit Facility”).

Among other things, pursuant to the Fifth Amendment, the maturity date of the Credit Facility is extended to January 2029, subject to standard provisions related to the resolution of the Corporation’s senior unsecured notes or such earlier date on which the commitments under the Credit Facility have terminated pursuant to the Credit Agreement. Borrowings under the Credit Facility bear interest at the Secured Overnight Financing Rate, plus (a) an interest rate per annum equal to 0.10%, and (b) an interest rate of 1.0% to 2.0% based on the Corporation’s Leverage Ratio (as defined in the Credit Facility). Pursuant to the Fifth Amendment, the limit on the letters of credit that may be issued to the Corporation was increased from $55 million to $75 million. In connection with the Fifth Amendment, TD Bank, N.A. became the joint lead arranger and joint book runner, along with Bank of America, N.A. under the Credit Facility. All other material terms of the Credit Agreement, including but not limited to, the aggregate principal amount of $750 million available under the Credit Facility remain unchanged and continue in full force and effect.

The foregoing summaries of the Credit Agreement and the Fifth Amendment are not complete and are qualified in their entirety by reference to the full text of the Fifth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in items 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Fifth Amendment to Third Amended and Restated Loan Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola

Steven F. Nicola
Chief Financial Officer and Secretary

Date: February 5, 2024